Exhibit 99.1

WinTogether Kicks off its Clean Oceans Campaign, Launching New Global Partnerships and Platform

AUSTIN, Texas, June 14, 2021 (GLOBE NEWSWIRE) -- WinTogether, a charitable sweepstakes platform powered by Lottery.com, today officially launched its Clean Oceans campaign. The Clean Oceans campaign will benefit Ocean Voyages Institute (“OVI”), whose goal is to remove a world-record-setting one million pounds of plastics and ghost nets from the Great Pacific Garbage Patch.

The Clean Oceans charity sweepstakes offers weekly prizes to participants, including a $50,000 cash prize to the Grand Prize winner, sponsored by Lottery.com. The campaign opened this morning on WinTogther’s new consumer engagement platform, powered by Countable, and will end on August 31, 2021. Participants are entered to win the weekly prizes and Grand Prize by donating through https://www.community.wintogether.org/profiles/ocean-voyages or wintogether.org.

The campaign marks the debut of WinTogether’s global alliance with Causes.com and Countable, which serves major brands including Tesla and Patagonia and non-profits like Red Nose Day. WinTogether has also partnered in this campaign with Dollar Donation Club, a monthly donation platform utilizing micro-donations to hyper-fund solutions to global challenges. Dollar Donation Club’s pre-campaign work with Ocean Voyages Institute was integral to the activation of the campaign.

With broad support for ocean plastics cleanup, WinTogether also partnered with prominent social impact leader Sevenly. Sevenly connects causes to artists and product designers and has created a limited-edition collection inspired by the effort, with proceeds from the collection benefitting WinTogether’s Clean Oceans campaign.

“The teams at WinTogther and OVI are excited to announce the launch of the Clean Oceans campaign platform,” commented Tony DiMatteo, CEO of WinTogether. “We hope that our innovative platform helps the public rally around this important issue and drive one of the largest ocean plastics cleanups in history.”

The WinTogether platform supports charitable causes and incentivizes donations to philanthropic efforts by offering the chance to win unique luxury items, large cash prizes, and once-in-a-lifetime experiences.

About WinTogether

WinTogether.org is a charitable sweepstakes platform centered around building the future of philanthropy. It is founded and operated by Lottery.com. WinTogether gamifies charitable giving to fundamentally change how charitable organizations engage with their donors and raise funds. Through its global platform, WinTogether offers charitable donation sweepstakes to incentivize donors to take action by offering once-in-a-lifetime experiences, large cash prizes, and luxury prizes. WinTogether is aligned with the 17 United Nations Sustainable Development Goals and works with some of the largest nonprofits in the world to provide a new channel to raise awareness, raise funds, and reach new donors around the world. All donations are collected by the WinTogether Trust, a registered 501(c)(3) organization, based in Mesa, Arizona. For more information, visit www.wintogether.org.

About the Ocean Voyages Institute

Ocean Voyages Institute (OVI) is a 501(c)(3) non-profit organization founded in 1979 by a group of international sailors, educators, and conservationists with a mission of teaching maritime arts and sciences and preserving the world’s oceans. OVI is dedicated to providing sail training opportunities to youth on a worldwide basis as well as providing access to the ocean world and educational programs. In 2009, Project Kaisei was launched to focus on major ocean clean-up and to raise awareness regarding the global problem of marine debris/ocean trash.

About Lottery.com

Lottery.com is an Austin, TX-based company enabling consumers to play state-sanctioned lottery games from their home or on the go in the US and internationally. The Company works closely with state regulators to advance the lottery industry, providing increased revenues and better regulatory capabilities, while capturing untapped market share, including millennial players. On February 22, 2021, the Company entered into a definitive agreement with Trident Acquisitions Corp. (Nasdaq: TDACU, TDAC, TDACW) to become a publicly traded company on The Nasdaq Stock Market. Trident and the Company published an investor presentation on a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) relating to the proposed business combination, which is publicly available on the SEC’s website www.sec.gov and is also posted to Trident’s and Lottery.com’s respective websites or accessible here.

About Dollar Donation Club

Dollar Donation Club is a monthly micro-donation platform that unifies people all over the world to crowdfund solutions to big challenges. They harness the power of $1 donations to tackle some of the world’s biggest issues, often goals that create measurable progress toward achieving the United Nations Sustainable Development Goals, one solution at a time.

About Sevenly

Sevenly’s fashion-forward products feature art connected to a cause, designed to create conversations. Proceeds from the sales of each product are pledged to the non-profit organizations they spotlight. Since its founding, Sevenly has raised more than $7 million (directly and with our match partners, like The Starbucks Foundation).

Important Information and Where to Find it

In connection with the proposed business combination, Trident Acquisitions Corp. (“Trident”), expects to file a registration statement on Form S-4 (the “Registration Statement”) that will include a preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”) for the solicitation of proxies from Trident’s shareholders. Additionally, Trident will file other relevant materials with the SEC in connection with the proposed business combination. Copies may be obtained free of charge at the SEC’s website at www.sec.gov. A definitive proxy statement will be mailed to Trident shareholders as of a record date to be established for voting on the proposed business combination. Investors and security holders of Trident are urged to read the Registration Statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding the proposed business combination between Trident and Lottery.com, Trident and the Company’s ability to consummate the transactions, the benefits of the transactions, the Company’s estimated growth, operational and state expansion, and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Trident or the Company. In addition, the Company cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Trident or the Company following announcement of the proposed business combination; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of Trident, or other conditions to closing in the business combination agreement; (iv) the risk that the proposed business combination disrupts the Company’s current plans and operations as a result of the announcement of the transactions; (v) the Company’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) risks related to the rollout of the Company’s business and the timing of expected business milestones; (viii) the Company’s dependence on obtaining and maintaining lottery retail licenses or consummating partnership agreements in various markets; (ix) the Company’s ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and the Company’s accounting staffing levels; (x) the effects of competition on the Company’s future business; (xi) risks related to the Company’s dependence on its intellectual property and the risk that the Company’s technology could have undetected defects or errors; (xii) changes in applicable laws or regulations; (xiii) the COVID-19 pandemic and its effect on the Company and the economy generally; (xiv) risks related to disruption of management time from ongoing business operations due to the proposed business combination; (xv) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; and (xvi) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Trident has filed and will file from time to time with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Trident’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Participants in the Solicitation

Trident and its directors and officers may be deemed participants in the solicitation of proxies of Trident’s shareholders in connection with the proposed business combination. Lottery.com and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Trident’s executive officers and directors in the solicitation by reading Trident’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the Proxy Statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Trident’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

Lottery.com Contact:

Matthew Schlarb
(515) 585-7789
matthew.schlarb@lottery.com

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